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                                                                    Exhibit 99.2

                      [ACT Manufacturing, Inc. Letterhead]

               Statement Under Oath Of Principal Financial Officer Regarding Facts And Circumstances Relating To Exchange Act Filings

     I, Pauline F. Taylor, state and attest that:

     1. I am presently serving as the acting Treasurer of ACT Manufacturing, Inc. (the "Company"), and in that capacity I presently am the principal financial officer of the Company. For the reasons detailed below, I am unable to make the statement in writing, under oath, in the form of Exhibit A to the Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (File No. 4-460), issued by the Securities and Exchange Commission (the "Commission") on June 27, 2002.

     2. The Company filed its periodic reports under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the commencement of its bankruptcy proceedings (described below). In particular, on March 30, 2001, the Company filed its annual report on Form 10-K for the year ended December 31, 2000. The Company filed a Definitive Proxy Statement on Schedule 14A on April 10, 2001. The Company filed its quarterly reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2001 on May 15, August 14 and November 14, 2001, respectively. During the period from March 31, 2001 until December 21, 2001, the Company filed three current reports on Form 8-K, namely, a report filed on November 1, 2001 with respect to the Company's third quarter 2001 earnings, a report filed on November 29, 2001 regarding a waiver obtained under the Company's domestic credit facility and a report filed on November 19, 2001 regarding the status of the Company's liquidity.

     3. The Company and its domestic subsidiaries filed petitions for reorganization under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the District of Massachusetts, Western Division, on December 21, 2001.

     4. In the several months following the commencement of its bankruptcy proceeding, the Company filed several current reports on Form 8-K concerning the bankruptcy proceeding and related matters. Specifically, the Company filed a report on December 28, 2001 concerning the bankruptcy filing, a report on January 4, 2002 regarding debtor-in-possession ("DIP") financing, a report on January 30, 2002 regarding DIP financing and the delisting of its common stock from The Nasdaq National Market, and a report on April 9, 2002 regarding announcements that the Company had made concerning the status of its bankruptcy proceeding.

     5. The Company sent a letter dated March 29, 2002 to the Office of Chief Counsel of the Commission's Division of Corporate Finance, requesting no-action relief with respect to the Company's proposal to follow certain modified reporting procedures in lieu of filing periodic reports under Exchange Act sections 13 and 15(d) (the "No Action Request Letter"). In the No-Action Request Letter, the Company explained, among other things, that it lacked the capability to continue preparing and filing Exchange Act periodic reports and that it could not pay the

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accounting fees required for the completion of the 2001 audit or to obtain any meaningful auditing services for subsequent periods. The No-Action Request Letter was received by the Office of Chief Counsel on April 2, 2002.

     6. The Company did not file an annual report on Form 10-K for the year ended December 31, 2001 and did not a file quarterly report for the quarter ended March 31, 2002. Instead, on April 2, 2002 the Company filed a notification on Form 12b-25 disclosing its inability to file such annual report on Form 10-K, and on May 16, 2002 the Company filed a notification on Form 12b-25 disclosing its inability to file such quarterly report on Form 10-Q.

     7. In the No-Action Request Letter, the Company proposed that it would file with the Commission on Form 8-K each monthly operating report that it submits to the United States Trustee as part of the Company's bankruptcy proceeding. Consistent with that proposal, the Company filed current reports on Form 8-K on March 11, April 2, May 6, June 5 and July 3, 2002, attaching monthly operating reports submitted to the United States Trustee.

     8. On July 1 and July 2, 2002, the Company and its domestic subsidiaries conducted an auction with respect to their domestic and foreign operations pursuant to procedures approved by the Bankruptcy Court. On July 2, 2002, at the conclusion of the auction process, the Bankruptcy Court approved the sale to Benchmark Electronics, Inc. ("Benchmark") of the Company's shares of its Thai and UK subsidiaries, and approved the sale of certain assets of the Company's domestic operations to Sun ACT Acquisition Corp. n/k/a ACT Electronics, Inc. ("Sun"). On July 3, 2002, the Company filed a current report on Form 8-K with respect to the Benchmark and Sun transactions. In the report, the Company stated that it "currently believes that the holders of its common stock will retain or recover no equity or other value as a result or upon the conclusion of the bankruptcy proceeding with respect to the Company's common stock."

     9. The Company has discontinued all business operations, and is in the process of terminating nearly all remaining employees. The Company presently is attempting to collect its remaining outstanding receivables and otherwise wind up its affairs. The Company has no plans to attempt to emerge from bankruptcy as a going concern. Rather, the Company plans to file a plan of liquidation pursuant to which all of the Company's remaining assets will be liquidated for the benefit of the Company's creditors, and the Company thereafter will be dissolved. The current expectation is that the liquidation of the Company's remaining assets and the dissolution of the Company will be completed as promptly as practicable.

     10. The Company's principal executive officer and principal financial officer of the Company have resigned and are no longer employees of the Company.

     11. Throughout the period commencing in November, 2000 and continuing through the end of the Covered Period (as defined below), I was employed by the Company as the accounts payable supervisor. During the period from March 30, 2001 through July 3, 2002, when the Company last filed an Exchange Act report (such period, the "Covered Period"), I had no operational or financial duties or responsibilities within the Company, and I had no responsibility for the issuance of the Company's Exchange Act reports or financial statements.

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     12. Solely for the purposes of assisting with the liquidation, winding up and dissolution of the Company, I took the position of acting Treasurer of the Company on August 12, 2002. I do not have knowledge about the Company's business, operations and financial affairs during the period January 1, 2000 through the end of the Covered Period sufficient to form any meaningful judgment about whether any Exchange Act reports filed by the Company during the Covered Period were materially false or misleading. In addition, the Company does not have engaged an independent auditing firm with which I could confer regarding the Company's financial statements. Finally, an assessment of whether the Company's Exchange Act reports filed during the Covered Period were materially true and not misleading is simply beyond the scope of my limited engagement to assist with the liquidation, winding up and dissolution of the Company. Given the circumstances, I have not reviewed the contents of this statement with the Company's Audit Committee or any independent members of the Board of Directors of the Company.

         /s/ Pauline F. Taylor
         -----------------------------------
         Pauline F. Taylor

         Dated:  August 13, 2002

                                             Subscribed and sworn to before me
                                             this 13th day of August, 2002.

                                             /s/ Page A. McCoy
                                             -----------------------------------
                                             Notary Public

                                             My Commission Expires:  1/27/2006


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